SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 23, 2004
                              X-RITE, INCORPORATED
                          (Exact name of registrant as
                            specified in its charter)

    Michigan                       000-14800                     38-1737300
(State or other                   Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification no.)
 incorporation)

         3100 44th Street S.W.
          Grandville, Michigan                                     49418
(Address of principal executive office)                          (Zip Code)

                         Registrant's telephone number,
                       including area code: (616) 534-7663

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Item 7.         Financial Statements and Exhibits.
                ----------------------------------
Exhibit

99.1     Press release dated April 22, 2004.

Item 12.         Results of Operations and Financial Condition.

On April 22, 2004, X-Rite, Incorporated issued a press release announcing results for the first fiscal quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Dated: April 23, 2004 X-RITE, INCORPORATED (Registrant)

                                                   By: /s/ Mary E. Chowning
                                                       --------------------
                                                       Mary E. Chowning
                                                       Chief Financial Officer











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                                  EXHIBIT INDEX
                                  --------------
99.1         X-Rite, Incorporated Press Release dated April 22, 2004.





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